UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 14, 2007
Huntington Bancshares Incorporated
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	0-2525 (Commission File Number)	31-0724920 (IRS Employer Identification No.)
Huntington Center
41 South High Street
Columbus, Ohio 43287
(Address of principal executive offices)
Registrant’s telephone number, including area code: (614) 480-8300
Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS
     This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in this report, including the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
     There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures on product pricing and services and financial institutions generally; (2) changes in the interest rate environment may reduce interest margins; (3) prepayment rates, loan originations and sale volumes, charge-offs and loan loss provisions are inherently uncertain; (4) general economic conditions, either nationally or in the states in which we do business, may be less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other wise affect economic conditions; (6) changes and trends in the capital markets; (7) the nature, extent and timing of legislative or regulatory changes or actions, or significant litigation, may adversely affect the businesses in which we are engaged; (8) our ability to maintain favorable ratings from rating agencies; (9) effects of critical accounting policies and judgments; (10) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (11) fluctuation of our stock price; (12) ability to attract and retain our key personnel; (13) ability to receive dividends from our subsidiaries; (14) potential dilutive effect of future acquisitions on current shareholders’ ownership of Huntington; (15) the businesses of Huntington and that of any pending or approved acquisition may not be integrated successfully or such integration may take longer to accomplish than expected; (16) the expected cost savings and any revenue synergies from acquisitions may not be fully realized within the expected timeframes; (17) disruption from acquisitions may make it more difficult to maintain relationships with clients, associates, or suppliers; (18) the required governmental approvals of acquisitions may not be obtained on the proposed terms and schedule; (19) if required by an acquisition, Huntington and/or the stockholders of any pending or approved acquisition may not approve the acquisition; (20) success and timing of other business strategies; (21) extended disruption of vital infrastructure; (22) ability to secure confidential information through the use of computer systems and telecommunications network; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
     You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Item 8.01 Other Events.
     On May 7, 2007, Huntington Bancshares Incorporated (“Huntington”), and Huntington Capital III (the“Trust”) entered into an Underwriting Agreement with Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters named in the Underwriting Agreement, for the sale of $250,000,000 (in aggregate liquidation amount) of 6.65% Trust Preferred Securities, liquidation amount $1,000 per security, which were registered pursuant to an automatic shelf registration statement on Form S-3 (SEC File Nos. 333-131143 and 333-131143-04) (the “Registration Statement”) filed with the Securities and Exchange Commission on May 7, 2007. Each Trust Preferred Security represents an undivided beneficial interest in the Trust and the only assets of the Trust are the $250,010,000 in aggregate principal amount of the 6.65% Junior Subordinated Notes due 2067 issued by Huntington (the “JSNs”). Huntington owns all of the Common Securities of the Trust. On May 14, 2007, the Trust and Huntington completed the sale of the Trust Preferred Securities and the JSNs, respectively.
     In connection with the issuance and sale of the JSNs, Huntington entered into a First Supplemental Indenture dated as of May 14, 2007 with The Bank of New York, as Trustee, which modifies the Indenture dated as of May 14, 2007 between Huntington and the Trustee. The Indenture, as modified by the First Supplemental Indenture, defines the rights of the JSNs.
     In connection with the issuance and sale of the Trust Preferred Securities and the JSNs, Huntington entered into a Replacement Capital Covenant (the “RCC”) whereby Huntington agreed for the benefit of its debt holders named therein that neither it nor any of its subsidiaries would repay, redeem or purchase the JSNs or the Trust Preferred Securities at any time on or prior to May 15, 2047 (which date Huntington may extend up to 10 years without the consent of the holders of the JSNs), unless during the applicable measurement period with respect to such repayment, redemption or purchase, Huntington and its subsidiaries shall have issued specified amounts of certain replacement capital securities in the terms and conditions set forth therein. A copy of the RCC is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	Replacement Capital Covenant of Huntington dated as of May 14, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated
Date: May 14, 2007	By:	/s/ Richard A. Cheap
		Name:	Richard A. Cheap
		Title:	General Counsel and Secretary